UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To
Section 14(A) Of The
Securities Exchange Act Of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

COMMONWEALTH CASH RESERVE FUND, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)or Item 22(a)(2) of Schedule 14A.
☐ $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies: __________
2) Aggregate number of securities to which transaction applies: ______________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ______________________________
4) Proposed maximum aggregate value of transaction: __________________________
5) Total fee paid: ___________________________________________________________

☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1) Amount Previously Paid: ________________________________________________
2) Form, Schedule or Registration Statement No.: __________________________
3) Filing Party: __________________________________________________________
4) Date Filed: ____________________________________________________________

PROXY MATERIALS

SNAP® Fund
CCRF Prime Portfolio
CCRF Federal Portfolio
4350 North Fairfax Drive, Suite 580
Arlington, Virginia, 22203

Dear Shareholder:

I am writing to inform you of a special meeting (the “Meeting”) that will be held on September [17], 2008 of shareholders of Commonwealth Cash Reserve Fund, Inc. (“CCRF”). The purpose of the Meeting is for shareholders of CCRF to vote on several important proposals.

At the Meeting, shareholders of the SNAP® Fund (“SNAP Fund”), CCRF Prime Portfolio (“CCRF Prime”) and CCRF Federal Portfolio (“CCRF Federal” and collectively with SNAP Fund and CCRF Prime, the “CCRF Funds”), each an investment portfolio of CCRF, will be asked to vote on a proposal to convert CCRF from a Virginia corporation to a Virginia business trust (which will be named “PFM Funds”) (the “Conversion”), pursuant to a Plan of Emtity Conversion (the “Conversion Plan”), and to elect seven individuals to serve on the Board of Trustees of PFM Funds (the “Election”). In connection with the Conversion, SNAP Fund would be renamed Prime Series (“Prime Series”). Additionally, at the Meeting, shareholders of CCRF Prime will be asked to vote on a proposal to reorganize CCRF Prime into Prime Series (the “Reorganization”).

The enclosed materials relate to the Conversion and the Election. A separate proxy statement relating to the Reorganization that contains detailed information concerning the Reorganization and solicits proxies of CCRF Prime shareholders to vote on that proposal is enclosed for shareholders of CCRF Prime.

The Board of Directors of CCRF (the “Board”) has approved the Conversion Plan and believes that the Conversion is in the best interests of shareholders of the CCRF Funds. If the Conversion Plan is approved by shareholders, it is expected that CCRF will be converted from a Virginia corporation to a Virginia business trust shortly after the Meeting.

The Board unanimously recommends that you vote “For” the Conversion.

The Board has nominated seven individuals for election as trustees of PFM Funds. If elected, the nominees will assume their responsibilities when the Conversion is effected. The individuals nominated for election are: Mr. Michael P. Flanagan, Mr. Jeffrey A. Laine, Mr. Dennis W. Kerns, Mr. Brian M. Marcel, Mr. Martin P. Margolis, Mr. Robert R. Sedivy and Mr. Joseph W. White.

The Board unanimously recommends that you vote “For” the election of all of the nominees.

The Reorganization is to be voted upon by CCRF Prime shareholders only, and as noted above, shareholders of CCRF Prime have been sent a separate proxy statement relating to that proposal. Once you have reviewed the information about the Reorganization in that proxy statement, you may vote on that proposal and on the proposals relating to the Conversion and the Election by marking, signing and dating the enclosed proxy card and returning it to CCRF in the enclosed postage-paid envelope. We request that you vote promptly on all of these proposals.

If you have any questions about these matters, please call PFM Asset Management LLC at 800-338-3383 (toll free). Whether or not you plan to attend the Meeting, please vote your shares by returning the proxy card. It is very important that you vote and that your voting instructions be received prior to the Meeting.

Thank you for considering and participating in this process.

Sincerely,

/s/ Jeffrey A. Laine
Jeffrey A. Laine
Chairman, Commonwealth Cash Reserve Fund, Inc.

[August 20, 2008]

YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD PROMPTLY. SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

COMMONWEALTH CASH RESERVE FUND, INC.
4350 North Fairfax Drive, Suite 580
Arlington, Virginia, 22203

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on September 17, 2008

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of shareholders of Commonwealth Cash Reserve Fund, Inc. (“CCRF”) has been called by the Board of Directors of CCRF and will be held at the offices of PFM Asset Management LLC located at One Keystone Plaza, Suite 300, North Front & Market Streets, Harrisburg, PA 17101, on September 17, 2008 at [12:00] p.m., Eastern Time.

The Meeting is being called for the following purposes:

1.
To approve an Agreement and Plan of Reorganization pursuant to which substantially all of the assets and liabilities of CCRF Prime Portfolio (“CCRF Prime”) would be acquired by Prime Series (now known as SNAP® Fund) in exchange for shares of Prime Series.

(To be voted on by shareholders of CCRF Prime only.)

2.	To approve a Plan of Entity Conversion pursuant to which CCRF would convert from a Virginia corporation to a Virginia business trust (which will be named PFM Funds).

3.	To elect seven trustees to the Board of Trustees of PFM Funds

4.	To act on such other business as may properly come before the Meeting or any adjournment thereof.

Shareholders of record of CCRF as of the close of business on [August 15, 2008] are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Whether or not you plan to attend the Meeting, please vote your shares by returning the proxy card by mail in the enclosed postage-paid envelope provided. Your vote is important.

By Order of the Board of Directors,
/s/ Jeffrey A. Laine
Jeffrey A. Laine
Chairman, Commonwealth Cash Reserve Fund, Inc.

[August 20, 2008]

To secure the largest possible representation and to save the expense of further mailings, please mark your proxy card, sign it and return it in the enclosed envelope, which requires no postage if mailed in the United States. You may revoke your proxy at any time at or before the Meeting or vote in person if you attend the Meeting, as provided in the attached Proxy Statement.

COMMONWEALTH CASH RESERVE FUND, INC.
4350 North Fairfax Drive, Suite 580, Arlington, Virginia, 22203
(800) 338-3383

SPECIAL MEETING OF SHAREHOLDERS
To be held on September 17, 2008

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) solicits proxies to be voted at a special meeting (the “Meeting”) of shareholders of Commonwealth Cash Reserve Fund, Inc. (“CCRF”). The Meeting has been called by the Board of Directors of CCRF (the “Board”) to vote on several proposals, including a proposal to convert CCRF from a Virginia corporation to a Virginia business trust (which will be named PFM Funds) (the “Conversion”) and a proposal to elect seven trustees to the Board of Trustees of PFM Funds (the “Election”). The principal office of CCRF is 4350 North Fairfax Drive, Suite 580, Arlington, Virginia 22203. You can reach CCRF by calling (800) 338-3383.

At the Meeting, shareholders of CCRF Prime Portfolio (“CCRF Prime”) will also vote on a proposal to reorganize CCRF Prime into SNAP® Fund (“SNAP Fund”), which like CCRF Prime is an investment portfolio of CCRF (the “Reorganization”). Shareholders of CCRF Prime have been sent a separate proxy statement/prospectus describing the Reorganization and soliciting proxies of CCRF Prime shareholders to be voted on the Reorganization at the Meeting.

PFM Asset Management LLC (“PFM”) is the investment adviser, administrator and transfer agent of CCRF, which is a diversified, open-end management investment company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The meeting will be held at the principal office of PFM located at One Keystone Plaza, Suite 300, North Front & Market Streets, Harrisburg, PA 17101, on September [17], 2008 at [12:00] p.m., Eastern Time. You can reach the office of PFM by calling (800) 338-3383. The Board, on behalf of CCRF, is soliciting these proxies. This Proxy Statement will first be sent to shareholders on or about [August 20, 2008].

CCRF will furnish, without charge, copies of its most recent annual report and semi-annual report to shareholders upon request. Please call (800) 338-3383 or write to CCRF at One Keystone Plaza, Suite 300, North Front & Market Streets, Harrisburg, PA 17101, to request copies of these reports.

This Proxy Statement gives you information about the Conversion, the Election and other matters that you should know before voting. You should retain it for future reference.

PROXY STATEMENT

PROPOSAL 1: TO APPROVE PLAN OF ENTITY CONVERSION

At the Meeting, shareholders of CCRF will vote on a proposal to approve the Conversion Plan, pursuant to which CCRF would convert from a Virginia corporation to a Virginia business trust. The Conversion Plan, substantially in the form attached to this Proxy Statement as Exhibit A, was approved by the Board at a meeting held on July 3, 2008. This approval was based on a determination by the Board, and by each of the Directors who are not “interested persons,” as defined by the 1940 Act, of CCRF (the “Independent Directors”), that the Conversion is in the best interests of CCRF and its shareholders.

What are the reasons for the Conversion proposal?

The Board believes that the operations of CCRF will be facilitated and simplified by converting CCRF to a Virginia business trust. As a business trust, CCRF would have greater flexibility in various matters relating to its governance, organization and operation. For example, the board of trustees of a business trust has the ability to create, modify and terminate series and classes of the trust’s shares (subject to certain limitations), without the need to obtain shareholder approval and without the need to file documents with the Virginia State Corporations Commission (the “SCC”). In addition, unlike a Virginia corporation, a Virginia business trust need not have a specified number of authorized shares and need not make a filing with the SCC and pay fees to increase its authorized shares. As compared to a corporation, which must generally obtain shareholder approval to amend its articles of incorporation, a business trust’s board of trustees generally has broader authority to amend the declaration of trust that governs the operations of the trust, without the need for shareholder approval. These attributes make it likely that CCRF will achieve certain cost savings from the Conversion and are benefits that have made the business trust form a very common form of organization for mutual funds, including money market funds like CCRF.

What are the general tax consequences of the Conversion?

We expect that the Conversion will have no federal income tax consequences for SNAP® Fund, CCRF Prime Portfolio or CCRF Federal Portfolio (collectively, the “CCRF Funds”), the three investment portfolios comprising CCRF, or for their shareholders. In this regard, the Conversion Plan requires an opinion of legal counsel to that effect as a condition to the Conversion being effected. Following the Conversion, the adjusted federal tax basis of your CCRF shares will be the same as before. We do not expect that shareholders will incur any state or local taxes as a result of the Conversion, but shareholders that are subject to state tax should consult their tax advisers to be sure.

How will the Conversion be carried out?

The Conversion Plan (attached as Exhibit A) sets forth the procedures, terms and conditions that will apply to the Conversion. The two conditions to effecting the Conversion are that the Conversion Plan be approved by shareholders and that CCRF obtain the tax opinion described above. If those conditions are satisfied, the officers of CCRF will take the actions necessary to convert CCRF from a Virginia corporation to a Virginia business trust in accordance with the provisions of the Virginia Business Trust Act (the “Virginia Act”), of the Code of Virginia of 1950, as amended. This trust, which will be named “PFM Funds,” will be governed by a Declaration of Trust which has been adopted by the Board. The affairs of the trust will be supervised by a board of trustees. The initial board of trustees will be elected by shareholders of CCRF. (See Proposal 2 below.)

Under the Virginia Act, the trust formed by the Conversion will constitute a continuation of the existence of CCRF for all purposes and its existence will be deemed to have commenced on the date that CCRF commenced its existence as a Virginia corporation. Upon the effectiveness of the Conversion, the separate classes of shares of CCRF representing interests in the CCRF Funds will become separate series of shares of beneficial interests in the CCRF Funds, and shareholders will own shares of the trust rather than shares of a corporation. None of this will affect the value or number of shares owned by shareholders, and shareholders will have substantially the same economic, voting and other rights as in effect immediately prior to the Conversion.

How will the Conversion affect the operation of CCRF?

The Conversion will not have any material effect on the operation of CCRF. The investment objectives, policies and restrictions for the CCRF Funds will not change. There also will be no change in the investment adviser and other service providers, including independent registered public accounting firm of the CCRF Funds.

How does a Virginia business trust compare to a Virginia corporation?

A Virginia business trust is an unincorporated association created by a trust instrument and managed by a board of trustees. The trustees may delegate day-to-day responsibilities for management of the trust’s operations to an investment adviser and other service providers. Under the Virginia Act, shareholders and trustees of a business trust enjoy the same limited liability as shareholders and directors of corporations, and are not personally liable for the obligations of the trust. In addition, the trustees are subject to the same standard of conduct and have the same liability as corporate directors. As is the case for directors of a corporation, the trustees of a business trust may be indemnified out of trust assets against claims and losses incurred in their capacity as trustees, provided that they have acted in accordance with applicable statutory standards and subject to limitations imposed by the 1940 Act. The declaration of trust under which PFM Funds will operate provides such indemnification. With respect to voting rights, CCRF shareholders will continue to have the right as shareholders of PFM Funds to vote on certain matters as to which the 1940 Act requires a shareholder vote. Although like shares of CCRF, shares of PFM Funds, regardless of class or series, generally will have equal voting rights of one vote per share, shares of the different series of PFM Funds, when voting together as a single class on a proposal, will have voting rights that are proportional to the net asset value of the shares of the different series.

What vote is necessary to approve the Conversion Plan?

Approval of the Conversion Plan requires the affirmative vote of the holders of a majority of the shares of CCRF entitled to vote at the Meeting. Shareholders will vote on this proposal as a single class without regard to the class or series of CCRF shares that they hold.

Who will pay the expenses of the Conversion?

The expenses of the Conversion, except for the costs of printing and mailing this Proxy Statement which will be paid by PFM, will be borne by CCRF. PFM believes that the costs of printing and mailing will likely be less than $5,000. However, as a consequence of expense waivers by PFM, it is expected that all expenses of the Conversion allocable to CCRF Prime Portfolio and CCRF Federal Portfolio, and a significant portion of such expenses allocable to SNAP Fund, will be absorbed by PFM.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE CONVERSION PLAN

PROPOSAL 2: TO ELECT TRUSTEES OF PFM FUNDS

As discussed above under Proposal 1, if the Conversion is effected, CCRF will become a Virginia business trust named “PFM Funds” and its affairs will be supervised by a board of trustees. At the Meeting, shareholders will vote to elect persons as Trustees of PFM Funds to serve on its board of trustees (the “PFM Funds Board”). The Board has nominated seven individuals for election as Trustees of PFM Funds. Three of the nominees currently serve as Directors of CCRF. Each nominee for Trustee has consented to being named in this Proxy Statement and to serve if elected. The Board has no reason to believe that any of the nominees will be unable to serve. Information about each of the nominees, including those individuals who would not be “interested persons,” as defined by the 1940 Act, of PFM Funds (the “Independent Trustees”), is set forth below.

Each member of the PFM Funds Board will hold office until his successor is elected and qualified or until his earlier resignation or removal. Vacancies on the PFM Funds Board may be filled by the remaining PFM Funds Board members, except that a vacancy shall be filled only by a person elected by shareholders if required by the 1940 Act. A Trustee may resign or may be removed by a majority of the then Trustees or by a vote of the holders of two-thirds of the outstanding shares of PFM Funds at any meeting of shareholders. If any nominee should be unable to serve (an event not now anticipated), the persons named as proxies in the proxy card accompanying this Proxy Statement will vote for such replacement nominees as may be proposed by the Board.

Nominees for Election

The following table sets forth certain information about the sole nominee who would be an "interested person" (as defined in the 1940 Act) of PFM Funds as a result of his positions as an officer of PFM Funds, PFM and PFM Fund Distributors, Inc., which serves as the distributor of shares of CCRF and will serve as the distributor of shares of PFM Funds (“Distributor”).

Name, Position Held with CCRF, (Served Since), Birthyear	Principal Occupation(s) During the Past Five Years; (Number of Portfolios in Fund Complex Overseen)	Other Directorships Held
INTERESTED TRUSTEE
Martin P. Margolis Director and Vice-President (1996) Birthyear: 1944	President, PFM Asset Management, 2001 to present; President, PFM Fund Distributors, Inc., 2001 to present; Managing Director, Public Financial Management, Inc., 1986 to present. (10)	None

The following table sets forth certain information about the nominees who, if elected, will serve as Independent Trustees. Two of the nominees currently serve on the Board as Independent Directors. The nominees for election to serve as an Independent Trustees were selected and nominated by the Independent Directors of CCRF.

Name, Position Held with CCRF, (Served Since), Birthyear	Principal Occupation(s) During the Past Five Years; (Number of Portfolios in Fund Complex Overseen)	Other Directorships Held
INDEPENDENT TRUSTEES
Michael P. Flanagan None Birthyear: 1949	State Superintendent of Education, State of Michigan, 2005 to present; Executive Director, Michigan Association of School Administrators, 2001 to 2005. (7)	Michigan Virtual University, Early Childhood Investment Corporation; Cadre Institutional Investors Trust
Dennis W. Kerns None Birthyear: 1937	Retired Director of Finance, King George County, Virginia, 2001 to present; Past President Virginia Government Finance Officers Group. (0)	[ ]
Jeffrey A. Laine* Director, President, & Treasurer (1986) Birthyear: 1957	President, Commonwealth Financial Group, 1994 to present; President, Laine Financial Group, Inc., (an investment advisory firm) 1992 to present. (3)	None
Brian M. Marcel None Birthyear: 1962	Assistant Superintendent Business Services, Washtenaw Intermediate School District, 1994 to present. (7)	Michigan Liquid Asset Fund Plus; Cadre Institutional Investors Trust
Robert R. Sedivy Director (1996) Birthyear: 1946	Retired, 2008; Vice President-Finance and Treasurer, Collegiate School, Richmond, Virginia, 1988 to 2008; Past President, Virginia Association of Independent Schools Financial Officers Group. (3)	None
Joseph W. White None Birthyear: 1958	Chief Accounting Officer, Molina Healthcare, Inc., 2003 to present. (0)	[ ]

* Mr. Laine is currently a Director of CCRF and also serves as President and Treasurer of CCRF. Because he is an officer of CCRF, he is an “interested person” of CCRF. Mr. Laine will not be an officer of PFM Funds and thus, if elected as a Trustee, will not be an “interested person” of PFM Funds. If elected, he will serve as Chairman of the PFM Funds Board.
The current executive officers of CCRF include Mr. Margolis and Mr. Laine, whose positions are noted above. Set forth below is the name and certain biographical information for CCRF’s other officers.

Name, Position Held with CCRF, (Served Since), Birthyear, Other Directorships Held	Principal Occupation(s) During the Past Five Years (Number of Portfolios in Fund Complex Overseen)
CURRENT OFFICERS OF CCRF
Jennifer L. Scheffel, Esq. Secretary* (2005) and Chief Compliance Officer (2008) Birthyear: 1972 Other directorships: None
Senior Managing Consultant, PFM Asset Management LLC, 2004 to present; Assistant Vice President, Ambac Financial Group, Inc., 2004; Assistant Vice President, Chief Compliance Officer, Cadre Financial Services, Inc., 2002 to 2004.
(10)

Debra J. Goodnight Assistant Treasurer (2007) Birthyear: 1955 Other directorships: None	Secretary, PFM Asset Management LLC, 2001 to present; Secretary and Treasurer, PFM Fund Distributors, Inc., 2001 to present; Managing Director, Public Financial Management, Inc., 1991 to present. (3)
Daniel R. Hess Assistant Secretary (2007) Birthyear: 1974 Other directorships: None	Senior Managing Consultant, PFM Asset Management LLC, 2001 to present. (3)

* The Board has appointed Ms. Goodnight to serve as the Treasurer of PFM Funds, Ms. Scheffel to serve as the Secretary and Chief Compliance Officer of PFM Funds, and Mr. Hess to serve as the Assistant Treasurer and Assistant Secretary of PFM Funds.

In addition to Ms. Scheffel, Ms. Goodnight and Mr. Hess, whose positions as are noted above, the Board has appointed the following individuals to serve as an officer of PFM Funds. The name and certain biographical information for this officer are set forth below.

Name, Position to be Held with PFM Funds, Birthyear, Other Directorships Held	Principal Occupation(s) During the Past Five Years (Number of Portfolios in Fund Complex Overseen)
OFFICER OF PFM FUNDS
Barbara L. Fava Vice President Birthyear: 1959 Other directorships: None	Managing Director, PFM Asset Management LLC, 2001 to present; Managing Director; Managing Director, Public Financial Management Inc. (a financial advisory firm), 1989 to present. (3)

Advisory Board

The Board has appointed an Advisory Board to provide consultation and advice to CCRF from time to time. Members of the Advisory Board receive no compensation from CCRF. The following table sets forth certain information about the individuals who serve as members of the Advisory Board. These persons will also serve on the Advisory Board of PFM Funds.

Name, Position Held with CCRF, (Served Since), Birthyear, Other Directorships Held	Principal Occupation(s) During the Past Five Years (Number of Portfolios in Fund Complex Overseen)
ADVISORY BOARD MEMBERS
Richard A. Cordle, Master Governmental Treasurer Advisory Board Member (2006) Birthyear: 1955 Other directorships: None	Treasurer, Chesterfield County, Virginia, 1991 to present. (3)
Larry W. Davenport Advisory Board Member (1995) Birthyear: 1946 Other directorships: None	Director of Finance, Hampton Roads Transit, Virginia, 2004 to present; Director of Finance, Southeastern Public Service Authority, Virginia, 1998 to 2004. (3)
Ann Davis, Master Governmental Treasurer Advisory Board Member (2006) Birthyear: 1946 Other directorships: None	Treasurer, City of Williamsburg / James City County, Virginia, 1998 to present. (3)
Richard A. Davis Advisory Board Member (2006) Birthyear: 1945 Other directorships: None	Public Finance Manager, Virginia Department of Treasury, 1997 to present. (3)
Christopher Martino Advisory Board Member (1996) Birthyear: 1956 Other directorships: None	Director of Finance, Prince William County, Virginia, February 1996 to present; Certified Public Accountant, Member of the Government Finance Officers Association. (3)

The mailing address of each nominee for Independent Trustee, each Advisory Board Member, Mr. Margolis, Ms. Fava, Ms. Goodnight and Mr. Hess is One Keystone Plaza, Suite 300, North Front & Market Streets, Harrisburg, PA 17101. The mailing address of Ms. Scheffel is Airport Corporate Center, One Corporate Drive, Suite 101, Bohemia, NY 11716.

About the Board of Directors

The Board generally conducts regular meetings four times a year and may hold special meetings as the need arises. Meetings may be held by telephone or in person. During the fiscal year ended June 30, 2008, the Board held four meetings.

The only standing committee of the Board is the Audit Committee. The Audit Committee consists of all of the Independent Directors, and operates in accordance with the Audit Committee's charter.  The responsibilities of the Audit Committee are to: oversee the accounting and financial reporting policies and practices and internal controls of CCRF and, as appropriate, the internal controls of certain service providers to CCRF; oversee the quality and objectivity of CCRF’s financial statements and the independent audit thereof; act as a liaison between CCRF’s independent auditors and the full Board; and undertake such other functions as the Board may deem appropriate from time to time.  The Audit Committee met separately twice during the fiscal year ended June 30, 2008.

Each of the members of the Board attended at least 75% of the total number of meetings of the Board and of the Audit Committee, if a member thereof, held during the fiscal year ended June 30, 2008.

Report of Audit Committee

In connection with CCRF’s audited financial statements for the fiscal year ended June 30, 2007, the Audit Committee has: (i) reviewed and discussed with management CCRF’s audited financial statements for the fiscal year ended June 30, 2007; (ii) discussed with Ernst & Young LLP (“E&Y”), the independent registered public accounting firm of CCRF, the matters required to be discussed by Statements on Auditing Standards (SAS) No. 61 (Codification of Statements on Auditing Standards, AU § 380); (iii) received the written disclosures and a letter from E&Y regarding, and discussed with E&Y, its independence; and (iv) recommended to the Board that the audited financial statements of CCRF for the fiscal year ended June 30, 2007 be included in CCRF’s annual reports to shareholders for filing with the SEC.

Compensation Arrangements

Each Director who not an employee of PFM receives from CCRF an annual retainer of $5,000 plus $500 per meeting attended, and the Chairman of CCRF and the Chairman of the Audit Committee each receives an additional annual retainer of $1,000. For the fiscal year ended June 30, 2008, fees paid to the Independent Directors and Mr. Laine totaled $31,000. Members of the Advisory Board receive no compensation from CCRF. The Board has adopted the same compensation arrangement for Trustees of PFM Funds.

The table below sets forth the compensation received from CCRF by each of the nominees who currently serves as a Director in connection with his service on the Board during the fiscal year ended June 30, 2008. Nominees who do not currently serve on the Board have received no compensation from CCRF. CCRF does not pay retirement or pension benefits to any of its officers or Directors and does not pay compensation to officers affiliated with PFM.

	Year Ended June 30, 2008
Name and Position	Aggregate Compensation From CCRF for Board Service	Pension or Retirement Benefits from CCRF	Estimated Annual Benefits Upon Retirement	Total Compensation From CCRF
Jeffrey A. Laine Director, President and Treasurer	$8,500	N/A	N/A	$8,500
Martin P. Margolis Director and Vice President	-0-	N/A	N/A	-0-
Robert R. Sedivy Director	$8,500	N/A	N/A	$8,500

Director Ownership of Securities of CCRF

The table below sets forth information about each Director's beneficial ownership interest in shares of CCRF as of July 31, 2008.

Name of Nominee	Dollar Range of Equity Securities in CCRF	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen by Director
Interested Trustee
Martin P. Margolis	None	None
Independent Trustee
Michael P. Flanagan	None	None
Dennis W. Kerns	None	None
Jeffrey A. Laine	None	None
Brian M. Marcel	None	None
Robert R. Sedivy	None	None
Joseph W. White	None	None

Director Interest in Adviser, Distributor or Affiliates

As of July 31, 2008 neither the nominees for Independent Trustee, nor members of their immediate family, owned securities beneficially or of record of PFM, the Distributor or any affiliate of PFM or the Distributor. Accordingly, as of July 31, 2008, neither the nominees for Independent Trustee, nor members of their immediate family, have direct or indirect interest, the value of which exceeds $60,000, in PFM, the Distributor or any of their affiliates.

Vote Required to Approve the Election

The election of the nominees requires the affirmative vote of a plurality of the votes cast at the Meeting. Shareholders will vote on the proposal to elect Trustees as a single class without regard to the class or series of CCRF shares that they hold.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES.

VOTING INFORMATION

How will solicitations be made?

This proxy solicitation is being made by the Board for use at the Meeting. The cost of this proxy solicitation will be borne as set forth below. In addition to the solicitation of proxies by mail, officers and employees of PFM and its affiliates may without special compensation, solicit proxies by means of telephone, facsimile transmission or other electronic media, or personal contacts.

How will shareholder voting be handled?

Only shareholders of record of CCRF at the close of business on August [15], 2008 (the “Record Date”), will be entitled to notice of and to vote at the Meeting (or any adjournment thereof) on the matters described in this Proxy Statement, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. In order to conduct the business at the Meeting, a quorum must be present. A “quorum” means one-third (33 1/3%) of the shares entitled to vote at the Meeting are present in person or represented by proxy at the Meeting. If a quorum is not present, or if sufficient votes to approve the Conversion (or any other proposal to be acted upon at the Meeting) are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitation of proxies. A majority of the votes cast by shareholders present in person or by proxy at the Meeting (whether or not sufficient to constitute a quorum) may adjourn the Meeting. It is anticipated that the persons named as proxies on the enclosed proxy cards will use the authority granted to them to vote on adjournment in their discretion.

Proxies returned with instructions to withhold authority to vote, abstentions (proxies marked to indicate the shareholder is abstaining from voting on a particular matter) and broker “non-votes” (meaning a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote the shares on a particular matter with respect to which the broker or nominee does not have discretionary power) will be included for purposes of determining whether a quorum is present at the Meeting for a particular matter. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. For example, the election of directors is a routine matter. With respect to the Election (Proposal 2), abstentions and broker non-votes will not have any effect on the outcome of the proposal. However, with respect to the Conversion Plan (Proposal 1), abstentions and broker non-votes will have the same effect as a vote “against” the Conversion Plan.

How do I ensure my vote is accurately recorded?

You may attend the Meeting and vote in person. You may also vote by completing, signing and returning the enclosed proxy card in the enclosed postage paid envelope. If you return your signed proxy card, your vote will be cast at the Meeting by the persons appointed as proxies. A proxy card is, in essence, a ballot. If you simply sign and date the proxy card but give no voting instructions, your shares will be voted in favor of Proposal 1 and Proposal 2 and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

May I revoke my proxy?

Shareholders may revoke their proxy at any time before it is voted by sending a written notice to CCRF expressly revoking their proxy, by signing and forwarding to CCRF a later-dated proxy, or by attending the Meeting and voting in person.

What other matters will be voted upon at the Meeting?

The Board does not intend to bring any matters before the Meeting other than those described in this Proxy Statement and the proposal relating to the Reorganization, which is discussed in a separate proxy statement that has been sent to shareholders of CCRF Prime. Shareholders of CCRF Prime may vote on the Reorganization proposal by using the proxy card enclosed with this Proxy Statement if they choose, or they may vote using the proxy card enclosed with the other proxy statement they have received. The Board is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

Who is entitled to vote?

Only shareholders of record on the Record Date will be entitled to vote at the Meeting. There were [_________], [________] and [_______] outstanding shares of SNAP Fund, CCRF Prime and CCRF Federal Portfolio, respectively, that are entitled to vote as of the Record Date (totaling of [__________] shares).

Who are the principal holders of shares?

Exhibit B sets forth those shareholders of record who owned more than 5% of any class of the CCRF Funds as of the Record Date.

The Treasury Board of the Commonwealth of Virginia (the “Treasury Board” is the record owner of shares of SNAP Fund held by shareholders participating in the Commonwealth of Virginia State Non-Arbitrage Program. The Treasury Board may be deemed to control CCRF by virtue of its record ownership of more than 25% of the outstanding shares of CCRF. This control relationship will continue to exist until such time as the above-described share ownership represents 25% or less of the outstanding shares of CCRF. Through the exercise of voting rights with respect to shares of CCRF, the Treasury Board may be able to determine the outcome of shareholder voting on matters as to which approval of shareholders of CCRF is required.

Who will pay the expenses of soliciting proxies?

The cost of printing and postage to mail this Proxy Statement and the other enclosed materials will be borne by PFM. PFM believes these costs will likely be less than $5,000.

How do I submit a shareholder proposal?

CCRF is not required to, and does not intend to, hold regular annual shareholders’ meetings. A shareholder wishing to submit a proposal for consideration for inclusion in a proxy statement for the next shareholders’ meeting should send his or her written proposal to CCRF, care of PFM, directed to the attention of its Assistant Secretary, at the principal office of PFM located at One Keystone Plaza, Suite 300, North Front & Market Streets, Harrisburg, PA 17101, so that it is received within a reasonable time before any such meeting. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the Securities Exchange Act of 1934. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in CCRF’s proxy statement or presented at the Meeting.

ADDITIONAL INFORMATION ABOUT THE FUND

Distributor

PFM Fund Distributors, Inc., the Distributor, is located at One Keystone Plaza, Suite 300, North Front & Market Streets, Harrisburg, PA 17101.

Independent Registered Public Accounting Firm

Ernst & Young LLP (“E&Y”) currently serves as the independent registered public accounting firm of CCRF and has served in such capacity since 1998. No representative of E&Y is expected to be present at the Meeting, but E&Y has been given an opportunity to make a statement if it so desires and will be available should any matter arise requiring its presence.

Audit Fees:

The aggregate fees billed for professional services rendered by E&Y for the audit of CCRF’s annual financial statements for the fiscal year ended June 30, 2008 were $46,900. The aggregate fees billed for professional services rendered by E&Y for the audit of CCRF’s annual financial statements for the fiscal year ended June 30, 2007 were $43,800.

Audit-Related Fees:

For the fiscal years ended June 30, 2008 and June 30, 2007, there were no fees billed by E&Y for assurance and related services that were reasonably related to the performance of the audit or review of CCRF’s financial statements.

Tax Fees:

For the fiscal years ended June 30, 2008 and June 30, 2007, there were no fees billed by E&Y for services provided to CCRF with respect to tax compliance, tax advice and tax planning.

All Other Fees:

For the fiscal years ended June 30, 2008 and June 30, 2007, there were no fees billed by E&Y for services provided to CCRF other than those described above.

Aggregate Non-Audit Fees:

For the fiscal years ended June 30, 2008 and June 30, 2007, there were no fees billed by E&Y for non-audit services provided to CCRF.

EXHIBITS TO
PROXY STATEMENT

Exhibit

A.	Form of Plan of Entity Conversion
B.	Principal Holders of Shares as of Record Date
C.	Proxy Card

EXHIBIT A

COMMONWEALTH CASH RESERVE FUND, INC.

PLAN OF ENTITY CONVERSION

THIS PLAN OF ENTITY CONVERSION (the "Plan") is made as of this __ day of ______, 2008, by Commonwealth Cash Reserve Fund, Inc. ("CCRF").

WHEREAS, CCRF is currently organized as a corporation under the laws of the Commonwealth of Virginia ("Virginia") pursuant to Articles of Incorporation dated December 8, 1986, as amended through the date hereof (the "Articles of Incorporation"), which have been filed with the Virginia State Corporation Commission (the "Virginia SCC");

WHEREAS, CCRF is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and shares of its capital stock are registered with the SEC under the Securities Act of 1933, as amended (the "1933 Act"); and

WHEREAS, the Board of Directors of CCRF, acting as directors of the corporation and as trustees of the successor entity to be formed pursuant to this Plan (the "Board") after careful consideration, has determined that it is in the best interests of CCRF and each of the separate investment funds comprising CCRF (the "Funds") and their respective shareholders to convert CCRF from a Virginia corporation to a Virginia business trust;

NOW, THEREFORE, CCRF adopts this Plan as follows:

1.  Conversion. On the Effective Date (as hereinafter defined), CCRF will convert from a Virginia corporation to a Virginia business trust (the "Conversion") in accordance with the provisions of Section 13.1-1272(A) of the Virginia Business Trust Act, Section 13.1-1200 et seq (the "Virginia Act"), of the Code of Virginia of 1950, as amended. [This Plan shall be approved as required by the Virginia Act (specifically, Section 13.1-1274 thereof), which among other things requires approval of this Plan by more than two-thirds of the votes cast by each voting group of CCRF shareholders entitled to vote thereon.] This Plan shall constitute the “Plan of Entity Conversion” contemplated by Section 13.1-1272(A) of the Virginia Act. The proper officers of CCRF are hereby directed to take all actions as may be necessary to accomplish timely the Conversion as of the Effective Date, including without limitation the filing of Articles of Entity Conversion, together with Articles of Trust complying with the requirements of Section 13.1-1212 of the Virginia Act in the form as approved by the Board on July 3, 2008 (the "Articles of Trust"), with the Virginia SCC in accordance with Section 13.1-1275 of the Virginia Act.

2.  Other Matters. In connection with the Conversion:

(a) The Virginia business trust into which CCRF shall be converted will be known as "PFM Funds" (the "Virginia Trust"), and its existing investment portfolios shall continue as series of shares of the Virginia Trust, with such names as are specified in the Declaration of Trust of the Virginia Trust that is adopted by the Board.

(b) The Conversion shall be recommended by the Board to the shareholders and approved by them, as required by and in accordance with the applicable requirements of the Articles of Incorporation and Section 13.1-1274 of the Virginia Act.

(c) Following consummation of the Conversion, the affairs of the Virginia Trust shall be governed by the Declaration of Trust of the Virginia Trust, adopted by the Board on July 3, 2008 (the "Declaration of Trust"), acting on behalf of the corporation and the Virginia Trust.

(d) Each of the actions taken by the Board pursuant to this Plan shall be ratified by the Board of the Virginia Trust at the first available opportunity after consummation of the Conversion.

(e) Subject to satisfaction of the conditions set forth in Section 6 of this Plan, the proper officers of CCRF shall timely take all such actions as they deem to be necessary or appropriate to effect the Conversion, whether prior to or following the consummation thereof, including without limitation: (i) the filing with the Virginia SCC of this Plan, which is intended to meet the requirements of Section 13.1-1273 of the Virginia Act, and to comply with the requirements of Section 13.1-1275 of the Virginia Act; and (ii) the filing with the Virginia SCC of Articles of Entity Conversion in accordance with the requirements of Section 13.1-1275 of the Virginia Act.

(f) The "Effective Date" shall be September [29], 2008, or such other date as the proper officers of CCRF may determine, subject however to the issuance by the Virginia SCC on or prior to such date of the applicable Certificate of Entity Conversion pursuant to Section 13.1-1275(B) of the Virginia Act.

(g) After the Effective Date, the Virginia Trust will be deemed to be the same entity as CCRF for all purposes under the laws of Virginia, as contemplated by Section 13.1-1276 of the Virginia Act. In this regard, the Virginia Trust will constitute a continuation of the existence of CCRF in the form of a Virginia business trust pursuant to Section 13.1-1276 of the Virginia Act, and the existence of the Virginia Trust will be deemed to have commenced on the date CCRF commenced its existence as a corporation in Virginia as provided in Section 13.1-1276 of the Virginia Act.

(h) Upon the effectiveness of the Conversion, each of the separate classes of shares of capital stock of CCRF, representing interests in each of the Funds, and each outstanding series thereof, shall become and continue as separate series of shares of beneficial interests in and classes, respectively, of the Virginia Trust, with substantially the same economic, voting and other rights as in effect immediately prior to the Conversion. Notwithstanding the foregoing, nothing in this subsection shall affect the powers of the Board of the Virginia Trust to modify or terminate any series or class in accordance with the requirements of the Declaration of Trust and the Virginia Act.

(i) In accordance with the provisions of Sections 3804(a), 3804(b)(1) and 3804(b)(2) of the Virginia Act, and as shall be set forth in the Articles of Trust, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Fund will be enforceable against the assets of such Fund only, and not against the assets of the Virginia Trust generally or any other Fund, and except as otherwise provided in the Declaration of Trust, none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to any other Fund will be enforceable against the assets of the particular Fund.

(j) In connection with the Conversion: (i) all of the rights, privileges and powers of CCRF and of each Fund; all property, real, personal and mixed; all debts due to CCRF and each Fund; and all other things and causes of action belonging to CCRF and each Fund will vest (effective upon the Effective Date) in the Virginia Trust and each corresponding series thereof and all of such property will become the property of the Virginia Trust and each such series; (ii) the title to any real property, vested by deed or otherwise, in CCRF and each Fund will not revert or be in any way impaired by reason of the Conversion; and (iii) all rights of creditors and all liens upon the property of CCRF or a Fund will be preserved unimpaired, and all debts, liabilities and duties of CCRF or a Fund will remain attached to the Virginia Trust or such Fund and may be enforced against the Virginia Trust or such Fund to the same extent as if the debts, liabilities and duties had originally been incurred or contracted by the Virginia Trust, in its capacity as a Virginia business trust, or by the corresponding Fund, in its capacity as a series of such business trust.

(k) The persons elected as trustees by shareholders of CCRF at the meeting at which this Plan is approved, and the persons appointed as officers by the Board, shall be, respectively, the trustees and officers of the Virginia Trust, each to serve in such capacity until such time as his or her successor has been duly appointed or elected in accordance with the Declaration of Trust. The members of the Advisory Board of CCRF shall be the members of the Advisory Board of the Virginia Trust.

(l) Upon the effectiveness of the Conversion, and for all periods thereafter: (i) the Articles of Incorporation and By-laws of CCRF will cease to have any force or effect; and (ii) the Virginia Act and the Articles of Trust, as each of the foregoing may from time to time be amended, will govern the affairs of the Virginia Trust and the conduct of its business.

3.  Removal of Existence from Records. It is contemplated that the filing of the Articles of Entity Conversion will be effective to terminate CCRF’s corporate existence and otherwise to have the effects set forth in Section 13.1-1276 of the Virginia Act.

4.  Amendments to Registration Statement. As soon as is reasonably practicable after the effectiveness of the Conversion, the Virginia Trust will amend the registration statement of CCRF with the SEC under the 1940 Act and the 1933 Act to reflect the Conversion.

5.  Action by Shareholders. CCRF will call and hold a meeting of its shareholders for the purpose, among others, of acting upon the approval of this Plan (the "Meeting"), and in connection therewith will file with the SEC a proxy statement, together with related materials to solicit the proxies of shareholders to be voted at the Meeting.

6.  Conditions Precedent. The Conversion shall not be effected unless and until all of the following conditions have been satisfied:

(a) Shareholders of CCRF shall have approved this Plan in accordance with the requirements of the Articles of Incorporation and applicable Virginia law; and

(b) CCRF shall have received an opinion of its counsel to the effect that the Conversion will not result in the recognition of any gain or loss for federal income tax purposes by CCRF, the Virginia Trust, any of their investment portfolios or by any shareholders of such entities.

7.  No Termination Under the Articles of Incorporation. It is the intention of CCRF that the Conversion will not constitute or result in a termination of CCRF or of any of the Funds for purposes of Section [ ] of the Articles of Incorporation.

8.  Expenses of Conversion. CCRF will pay or cause to be paid all fees and expenses incurred in connection with the Conversion, whether or not the Conversion is consummated, including without limitation any accountants' fees, legal fees, printing expenses, transfer taxes (if any) and fees of banks and transfer agents related to this Plan, and the expenses of the Meeting and the solicitation of proxies to be voted at the Meeting.

9.  Amendment and Termination. This Plan may be amended or supplemented by the Board, and may be terminated and the Conversion abandoned by the Board at any time prior to the effectiveness of thereof.

10.  Miscellaneous.

(a) The section and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

(b) This Plan shall be governed by and construed in accordance with the laws of Virginia (without regard to conflicts of laws principles), with all rights and remedies being governed by such laws.

IN WITNESS WHEREOF, the undersigned has executed this Plan on behalf of CCRF, as of the date first above written.

COMMONWEALTH CASH RESERVE FUND, INC.

By:
Name: Jeffrey A. Laine
Title: President

EXHIBIT B

[PRINCIPAL HOLDERS OF SHARES AS OF RECORD DATE]

EXHIBIT C

PROXY

COMMONWEALTH CASH RESERVE FUND, INC

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
ON SEPTEMBER 17, 2008

The undersigned shareholder of Commonwealth Cash Reserve Fund, Inc. (“CCRF”) hereby appoints [ ] and [ ], jointly and severally, as proxies, with full power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of CCRF, held of record by the undersigned on August 15, 2008 at the Special Meeting of Shareholders of CCRF to be held on September 17, 2008 at the offices of PFM Asset Management LLC at 12:00 p.m. Eastern Daylight Time and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record for such meeting on the matter listed below.

The Board of Directors recommends a vote FOR the proposals listed below.

PROPOSAL 1: To approve the Plan of Entity Conversion pursuant to which CCRF would convert from a Virginia corporation to a Virginia business trust (which will be named PFM Funds).

FOR ☐	AGAINST ☐	ABSTAIN ☐

PROPOSAL 2: Election of the Trustees of PFM Funds:

FOR all nominees listed below ☐
WITHHOLD AUTHORITY to vote for all nominees listed below ☐

1. Michael P. Flanagan	2. Jeffrey A. Laine	3. Dennis W. Kerns

4. Brian M. Marcel	5. Martin P. Margolis	6. Robert R. Sedivy

7. Joseph W. White

IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE,  MARK THE "WITHOLD AUTHORITY" BOX AND STRIKE A LINE THROUGH  THE NOMINEE'S NAME.

PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

If this proxy is properly executed and received by the Secretary or Assistant Secretary of CCRF prior to the meeting, the shares represented hereby will be voted in the manner directed above. If not otherwise specified, this proxy will be voted FOR each Proposal.

Please date and sign below exactly as name appears on this proxy. Executor, administrators, trustees, etc. should give full title. If shares are held jointly, each holder should sign.

________________________________
Name of Shareholder

________________________________
Authorized Signature
Title:

________________________________
Authorized Signature
Title:

Dated:________________________________

YOUR VOTE IS IMPORTANT, PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.